UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2013

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02. Results of Operations and Financial Condition.

On January 23, 2013, United Technologies Corporation (“UTC” or the “the Company”) issued a press release announcing its fourth quarter 2012 results.

The press release issued January 23, 2013 is furnished herewith as Exhibit No. 99 to this Report, and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 7—Regulation FD

Item 7.01. Regulation FD Disclosure.

The Committee on Compensation and Executive Development of UTC’s Board of Directors has considered and adopted a number of changes to UTC’s executive compensation programs and practices as follows:

(1) The benchmark target for the value of long-term incentive awards to members of UTC’s Executive Leadership Group (the “ELG”) has been reduced from the 65th percentile to the 50th percentile relative to the value of similar awards to senior executives at companies included in UTC’s compensation peer group or “CPG”. UTC’s Executive Leadership Group is made up of approximately 25 to 30 of the Company’s most senior executives, and includes the “named executive officers” listed in the Summary Compensation Table included in UTC’s annual proxy statement. UTC’s annual proxy statement also includes a list of the companies included in the compensation peer group identified and used by UTC in assessing the market-competitiveness of its executive compensation programs and practices. The value of long-term incentive awards granted on January 3, 2013 reflects the new benchmark target.

(2) The primary financial metric used to determine cash bonus awards under UTC’s Annual Executive Incentive Plan for corporate office executives, beginning with the 2013 performance period, will be net income from continuing operations, rather than the earnings per share metric used previously.

(3) The earnings per share metric utilized to measure vesting performance for performance share unit awards under UTC’s Long-Term Incentive Plan, beginning with the 2013 award grants, will be calculated on the basis of three-year cumulative performance rather than the combined performance of each one-year period calculated separately as used previous in recent awards.

The information in this Item 7.01 is furnished herewith and shall not be deemed filed for purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99	Press release, dated January 23, 2013, issued by United Technologies Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: January 23, 2013	By:	/s/ GREGORY J. HAYES
Gregory J. Hayes
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99	Press release, dated January 23, 2013, issued by United Technologies Corporation.